SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                          Pursuant to Section 15(d) of
                      the Securities Exchange Act of 1934.

                                November 26, 2001

                Date of Report (Date of earliest event reported)


                            NEW FRONTIER MEDIA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                     0-23697                   84-1084061
       -------------              ---------------            -----------------
         (State of               (Commission File           (IRS Employer I.D.
      Incorporation)                  Number)                     Number)


                          5435 Airport Blvd., Suite 100
                             Boulder, Colorado 80301
                                 (303) 444-0900
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)

       Registrant's telephone number, including area code: (734) 327-0579 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen, LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                                Tel: 516-222-0888
                                Fax: 516-222-0948

ITEM 4.  CHANGES IN REGISTRANT'S INDEPENDENT ACCOUNTANTS.

         (a) By letter dated November 26, 2001, New Frontier Media, Inc. (the "Company") terminated Singer, Lewak, Greenbaum & Goldstein, LLP ("Singer Lewak") as independent accountants for the Company. The decision to change accountants was recommended by the Company's Audit Committee. Singer Lewak had been the Company's independent accountants since approximately December 22, 2000 and had been the independent accountants for the Company's subsidiaries, Interactive Gallery, Inc., Interactive Telecom Network, Inc. and Card Transactions, Inc. since approximately May 1999. Singer Lewak's report on the financial statements of these subsidiaries was included in the Company's financial statements for the year ended March 31, 2000.

         Singer Lewak's annual report covering the fiscal year ended March 31, 2001 did not include an adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles.

         In connection with the audit of the two most recent fiscal years and during any subsequent interim periods preceding the termination of Singer Lewak, there did not develop any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between such former independent accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent accountants' satisfaction.

         (b) As of November 26, 2001, the Company engaged Grant Thorton LLP as the Company's independent auditors to replace Singer Lewak.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

         16.1 Letter re Change in Independent Accountants of Singer Lewak, dated November 28, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


November 29, 2001                        By: /S/ KARYN MILLER
                                            ----------------------------------
                                              Karyn Miller,
                                              Chief Financial Officer